Forward-Looking Statements
Forward-Looking Statements
This information and the statements made at this conference presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements generally may be identified by their use of terms or phrases such as
“expects,” “estimates,” “anticipates,” “projects,” “believes,” “plans,” “intends,”
“may,” “will,” “should,” “could,” “potential,” “continue,” “future” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this conference presentation might not occur.

Operating Leverage
Operating Leverage
Revenue
per Mile
$0.01
Operating
Margin
70 bps
Annualized
EPS
$0.15
=
=
We have a plan to substantially
improve our Revenue per Mile

Operating Margin
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Deteriorating Performance
Deteriorating Performance
920 bps
1,050 bps
1,090 bps
Shallower Peaks and Deeper Troughs

0.7
0.9
1.3
1.6
2.1
2.6
2.8
4.2
9.8
3.1
PTSI
USAK
CVTI
MRTN
CGI
WERN
KNX
HTLD
JBHT
Peer Avg

Discounted Valuation
Discounted Valuation
Truckload Peer Price-to-Book Ratios
As of May 23, 2011

-2%
27%
74%
79%
Operating Ratio
Revenue Growth
EBIT Growth
Return on Capital

Value-Creation Research
Value-Creation Research
Financial Performance Correlations to Stock Price
Source: Stephens, Inc., USA Truck, Inc. and SEC documents

$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Inflection Point
Manufacturing
Retail/Wholesale

Industry and Market Research
Industry and Market Research
Structural Shift Underway in U.S. Supply Chain

USA TRUCK

[redacted]

[redacted]

Project People	True Brokerage Model
Project Velocity	Intermodal Launch
War on Accidents	Project Tech
Yield Management	Cost Structure

* We call our strategic plan Vision for Economic Value-Added, or VEVA
OBJECTIVES
Earn Cost of Capital
Greater Earnings Consistency
Position Model for Future Growth
OBJECTIVES
EBIT Growth CAGR >= 10%
Maintain Economic Value Added
OR
Return Excess Capital to Shareholders
HOW WE’LL DO IT
HOW WE’LL DO IT
Grow Intermodal, Brokerage, Dedicated and
General Freight Services
And / Or
Repurchase Shares
Distribute Dividends
PHASE I - Earn Cost of Capital
PHASE II - Earnings Growth
VEVA* Strategic Plan
VEVA* Strategic Plan

December 31, 2007

$1.38
$1.43
$1.52
$1.53
$1.69
$1.70
$1.56
Peer A
USAK
Peer B
Peer C
Peer D
Peer E
Peer Avg

Opportunity in Pricing
Opportunity in Pricing
Revenue per Loaded Mile Comparison

Engineering a Freight Network
Engineering a Freight Network
The Spider Web is Born

Measurable Progress
Measurable Progress
Metric	SW Design	FYE 2007
Loaded Revenue per Mile	$1.70	$1.43
Compliance	> 80%	< 30%
Length of Haul	< 500	784
Velocity	> 4.0	2.5
A Giant Leap Forward

Spider Web Lanes Really Do Pay More!

First Quarter 2011

Legacy Network
Volume: 51%
Rate: $1.45

Inside the Numbers
Inside the Numbers
Spider Web
Volume:  49%
Rate:  $1.69

Consumer Discretionary 30%
Consumer Staples 31%
Transportation 9%
Materials 25%
Industrials 5%

High Exposure to Cyclical Sectors (2010)
The Next Step
The Next Step

CANADA
ALBERTA
SASKATCHEWAN
MAN.
ONTARIO
QUÉBEC
WASHINGTON
ME.
OREGON
IDAHO
Lake Superior
Lake Huron
Lake Michigan
WISCONSIN
MICHIGAN
MASS.
CONN.
N.H.
NEVADA
UTAH
NEBRASKA
IOWA
ILLINOIS
INDIANA
OHIO
W. VA.
MD.
N.J.
CALIFORNIA
UNITED STATES
COLORADO
KANSAS
MISSOURI
KENTUCKY
NORTH CAROLINA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISSISSIPPI
ALABAMA
GEORGIA
BAJA CALIFORNIA
TEXAS
CHIHUAHUA
LOUISIANA
FLORIDA
SONORA
Gulf of Mexico
BAJA CALIFORNIA SUR
MEXICO
SINALOA
DURANGO
COAHUILA
NUEVO LEON
Straits of Florida
THE BAHAMAS

Driver Regionalization
Driver Regionalization
Hiring the RIGHT Drivers in the RIGHT Places in the RIGHT Numbers
58%
in Right
Area Codes

Customers
“Big Boys” (provide broad bundle of TL services)
Everybody Else
Direct
Relationship
Control
Freight
Flexible Outsourced Capacity
Earn a return on every load without full capital risk
Disproportionate share of invested capital with
Insufficient returns
The “Big Boy” Model
The “Big Boy” Model

USA TRUCK

Service Offerings as a % of Total Revenue

Fourth Quarter 2007

SCS
2%
Trucking
98%

First Quarter 2011

Intermodal
5%
SCS
12%
Trucking
83%

Evolving Model
Evolving Model

Substantial Operating Leverage

+

Solid Plan to Unlock Leverage

+

Deeply Discounted Stock Valuation

Why Invest In USA Truck?
Every Load, Every Time….
Revenue
per Mile
$0.01
Operating
Margin
70 bps
Annualized
EPS
$0.15
=
=